Our Ref:          011L122256-RL

Date: 21 March 2012

Hong Kong Highpower Technology Company Limited

Unit 12 15/F Technology Park

18 On Lai Street

Shek Mun

Shatin

Dear Sir(s)

Re:	Term Loan I for USD2,600,000.00 and Term Loan II for HKD20,000,000.00
Facility Letter dated, 29 August 2011 (the “Facility Letter”)

We refer to the Facility Letter and are pleased to advise that the captioned facilities will continue to be made available to your company on the terms and conditions stipulated in the Facility Letter except the following terms are replaced as below:-

1.	Final Maturity Date:	Term Loan I: 28 March 2013 Term Loan II: 7 September 2012

2.	Term Loan I Interest Rate:	3% per annum above LIBOR

LIBOR means the London Interbank Offered Rate which shall be determined by the Lender by reference to the Reuters LIBOR page (or its replacement) as of 11:00 a.m. (London Time) two London Business Days prior to the beginning of each Interest Period.

3.	Term Loan I Handling Fee:	Non-refundable handling fee of 0.25% flat on the total Term Loan I Facility amount payable to the Lender within 7 Business Days after the Borrower’s acceptance of this Letter, but not later than 30 March 2012.

The granting of the banking facility is subject to our usual terms and conditions for banking facilities granted to customers. Kindly confirm your acceptance of the above terms and conditions by signing and returning to us the duplicate of this letter on or before 30 March 2012.

Yours faithfully
For Wing Lung Bank Limited

/s/ [Illegible Signature]	/s/ [Illegible Signature]

Authorised Signatures

We accept the above terms and conditions

/s/ Dang Yu Pan
Borrower(s) & Surety(ies): Hong Kong Highpower Technology Company Limited
Date:

CERTIFIED EXTRACT OF BOARD RESOLUTIONS

HONG KONG HIGHPOWER TECHNOLOGY COMPANY LIMITED (“Company”)

We certify that the following is a true extract of the resolutions of the Directors of the Company duly passed in accordance with the Company’s Articles of Association on ________________________, which resolutions have not been amended, varied, rescinded or revoked and are in full force and effect:

IT WAS RESOLVED that:

1.	It is in the commercial interest and corporate benefit of the Company to enter into and accept the provisions of the facility letter (“Facility Letter”) of Wing Lung Bank Limited (“Bank”) dated 29 August 2011 as amended by the supplemental facility dated 21 March 2012, together with the Bank’s Terms and Conditions for Facilities (as amended by the Bank from time to time) (collectively the “Documents”).

2.	The entry into, borrowing under, incurring and performance by the Company of its obligations under, and the transactions contemplated by, the Documents are authorised.

3.	Any of the authorized representatives (“Authorized Representatives”) whose specimen signatures appear below are authorised for and on behalf of and so as to bind the Company to sign the Facility Letter, to deliver the signed Facility Letter to the Bank, to make any request to utilise any of the facilities under the Facility Letter, and to sign and deliver all other documents, notices and communications required or permitted to be given by or on behalf of the Company under or for the purposes of the Documents or the transactions contemplated thereby.

Authorized Representatives:

Name (in block letters) / Title	Specimen Signature /s/ Dang Yu Pan

4.	Any of the Authorized Representatives is/are authorised, in the name and on behalf of the Company and from time to time, to do any and all other things and to sign and deliver any and all documents which such Authorized Representative(s) consider(s) necessary or desirable in connection with finalizing, giving effect to and completing the Documents or the transactions contemplated thereby. If required, the Common Seal of the Company may be affixed onto any documents and any such Authorized Representative(s) may sign such documents.

5.	These resolutions be communicated to the Bank and will remain in effect until an amending resolution has been sent to and acted on by the Bank. These resolutions will be binding notwithstanding any change in the Company’s constitution. A copy of any resolution of the Directors of the Company, if certified by a Director of the Company, may be accepted and acted on by the Bank without any enquiry.

Certified by:

/s/ Dang Yu Pan
Name in block letters:
Director

Date:

- 3 -